                                                                 EXHIBIT g(2)(i)

[ING FUNDS LOGO]

June 14, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING GET U.S. Core Portfolio - Series 7, ING GET U.S. Core Portfolio - Series 8, and ING GET U.S. Core Portfolio - Series 9, three newly established series of ING Variable Insurance Trust, ING Corporate Leaders Trust - Series A and ING Corporate Leaders Trust -- Series B (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

      The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Mercury Fundamental Growth Portfolio to ING Mercury Large Cap Growth Portfolio, effective August 6, 2004, and ING Janus Growth and Income Portfolio to ING Legg Mason Value Portfolio, and (2) by the removal of ING Growth Opportunities Fund, ING Growth + Value Fund, ING VP Growth Opportunities Portfolio and ING VP Growth + Value Portfolio as these funds were recently merged into other funds.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                                           Sincerely,

                                             By: /s/ Michael J. Roland
                                                --------------------------------
                                                Michael J. Roland
                                                Executive Vice President and
                                                Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:/s/ Edward G. McGann
   -----------------------------
Name: Edward G. McGann
Title: VICE PRESIDENT , Duly Authorized

337 E. Doubletree Ranch Rd.      Tel: 480-477-3000          ING Investments, LLC
Scottsdale, AZ 85258-2034        Fax: 480-477-2700
                                 www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                         EFFECTIVE DATE
----                                                         --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                     May 17, 2004
   ING Corporate Leaders Trust - Series B                     May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                                       June 9, 2003
   ING Disciplined LargeCap Fund                              June 9, 2003
   ING Equity and Bond Fund                                   June 9, 2003
   ING Financial Services Fund                                June 9, 2003
   ING LargeCap Growth Fund                                   June 9, 2003
   ING LargeCap Value Fund                                   February 1, 2004
   ING MidCap Opportunities Fund                              June 9, 2003
   ING MidCap Value Fund                                      June 9, 2003
   ING Principal Protection Fund                              June 2, 2003
   ING Principal Protection Fund II                           June 2, 2003
   ING Principal Protection Fund III                          June 2, 2003
   ING Principal Protection Fund IV                           June 2, 2003
   ING Principal Protection Fund V                            June 2, 2003
   ING Principal Protection Fund VI                           June 2, 2003
   ING Principal Protection Fund VII                           May 1, 2003
   ING Principal Protection Fund VIII                        October 1, 2003
   ING Principal Protection Fund IX                          February 2, 2004
   ING Principal Protection Fund X                            May 3, 2004
   ING Principal Protection Fund XI                          August 16, 2004
   ING Real Estate Fund                                       June 9, 2003
   ING SmallCap Opportunities Fund                            June 9, 2003
   ING SmallCap Value Fund                                    June 9, 2003
   ING Tax Efficient Equity Fund                              June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                              April 7, 2003
   ING GNMA Income Fund                                       April 7, 2003
   ING High Yield Bond Fund                                   April 7, 2003
   ING High Yield Opportunity Fund                            April 7, 2003
   ING Intermediate Bond Fund                                 April 7, 2003
   ING Lexington Money Market Trust                           April 7, 2003
   ING Money Market Fund                                      April 7, 2003
   ING National Tax-Exempt Bond Fund                          April 7, 2003

ING GET FUND
   ING GET Fund - Series E                                    July 14, 2003
   ING GET Fund - Series G                                    July 14, 2003

ING GET Fund (CONT.)
ING GET Fund - Series H                                         July 14, 2003
ING GET Fund -Series I                                          July 14, 2003
ING GET Fund - Series J                                         July 14, 2003
ING GET Fund - Series K                                         July 14, 2003
ING GET Fund - Series L                                         July 14, 2003
ING GET Fund - Series M                                         July 14, 2003
ING GET Fund - Series N                                         July 14, 2003
ING GET Fund - Series P                                         July 14, 2003
ING GET Fund - Series Q                                         July 14, 2003
ING GET Fund - Series R                                         July 14, 2003
ING GET Fund - Series S                                         July 14, 2003
ING GET Fund - Series T                                         July 14, 2003
ING GET Fund - Series U                                         July 14, 2003
ING GET Fund - Series V                                         March 13,2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                             June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                          January 6, 2003
  ING AIM Mid Cap Growth Portfolio                              January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
  ING American Funds Growth Portfolio                          September 2, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio                January 13, 2003
  ING Capital Guardian Managed Global Portfolio                 January 13, 2003
  ING Capital Guardian Small Cap Portfolio                      January 13, 2003
  ING Developing World Portfolio                                January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio                January 6, 2003
  ING Evergreen Health Sciences Portfolio                         May 3, 2004
  ING Evergreen Omega Portfolio
  ING FMR(SM) Diversified Mid Cap                                 May 3, 2004
  Portfolio                                                     January 6,2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio           January 6, 2003
  ING Hard Assets Portfolio                                     January 13, 2003
  ING International Portfolio                                   January 13,2003
  ING Janus Special Equity Portfolio                            January 13, 2003
  ING Jennison Equity Opportunities Portfolio                   January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio                       January 13, 2003
  ING Julius Baer Foreign Portfolio                             January 13, 2003
  ING Legg Mason Value Portfolio                                January 13, 2003
  ING Lifestyle Aggressive Growth Portfolio                     May 1,2004
  ING Lifestyle Growth Portfolio                                May 1,2004
  ING Lifestyle Moderate Growth Portfolio                       May 1,2004
  ING Lifestyle Moderate Portfolio                              May 1,2004

ING INVESTORS TRUST (CONT.)
  ING Limited Maturity Bond Portfolio                          January 6, 2003
  ING Liquid Assets Portfolio                                  January 6, 2003
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Mercury Focus Value Portfolio                            January 6, 2003
  ING Mercury Large Cap Growth Portfolio                       January 6, 2003
  ING MFS Mid Cap Growth Portfolio                             January 13, 2003
  ING MFS Research Portfolio                                   January 13, 2003
  ENG MFS Total Return Portfolio                               January 13, 2003
  ING PIMCO Core Bond Portfolio                                January 13, 2003
  ING PIMCO High Yield Portfolio                               November 5, 2003
  ING Salomon Brothers All Cap Portfolio                       January 6, 2003
  ING Salomon Brothers Investors Portfolio                     January 6, 2003
  ING Stock Index Portfolio                                    November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio             January 13,2003
  ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
  ING UBS U.S. Balanced Portfolio                              January 6, 2003
  ING Van Kampen Equity Growth Portfolio                       January 13, 2003
  ING Van Kampen Global Franchise Portfolio                    January 13, 2003
  ING Van Kampen Growth and Income Portfolio                   January 13, 2003
  ING Van Kampen Real Estate Portfolio                         January 13, 2003

ING MAYFLOWER TRUST
   ING International Value Fund                                November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                  November 3, 2003
  ING Foreign Fund                                              July 1, 2003
  ING Global Equity Dividend Fund                              November 3, 2003
  ING Global Real Estate Fund                                  November 3, 2003
  ING International Fund                                       November 3, 2003
  ING International SmallCap Growth Fund                       November 3, 2003
  ING Precious Metals Fund                                     November 3, 2003
  ING Russia Fund                                              November 3, 2003
  ING Worldwide Growth Fund                                    November 3, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                       June 2, 2003
  ING Aeltus Money Market Fund                                  June 2, 2003
  ING Balanced Fund                                             June 2, 2003
  ING Bond Fund                                                 June 2, 2003
  ING Classic Principal Protection Fund I                       June 2, 2003
  ING Classic Principal Protection Fund II                      June 2, 2003
  ING Classic Principal Protection Fund III                     June 2, 2003
  ING Classic Principal Protection Fund IV                      June 2, 2003
  ING Equity Income Fund                                        June 9, 2003

ING SERIES FUND, INC. (CONT.)
  ING Global Science and Technology Fund                                       June 2, 2003
  ING Government Fund                                                          June 2, 2003
  ING Growth Fund                                                              June 9, 2003
  ING Index Plus LargeCap Fund                                                 June 9, 2003
  ING Index Plus MidCap Fund                                                   June 9, 2003
  ING Index Plus Protection Fund                                               June 2, 2003
  ING Index Plus SmallCap Fund                                                 June 9, 2003
  ING International Growth Fund                                             November 3 ,2003
  ING Small Company Fund                                                       June 9, 2003
  ING Strategic Allocation Balanced Fund                                       June 2, 2003
  ING Strategic Allocation Growth Fund                                         June 2, 2003
  ING Strategic Allocation Income Fund                                         June 2, 2003
  ING Value Opportunity Fund                                                   June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, LAC.
  ING VP Strategic Allocation Balanced Portfolio                               July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                                 July 7, 2003
  ING VP Strategic Allocation Income Portfolio                                 July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                                           July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio-Series 1                                        June 13, 2003
  ING GET U.S. Core Portfolio-Series 2                                     September 12, 2003
  ING GET U.S. Core Portfolio-Series 3                                     December 12, 2003
  ING GET U.S. Core Portfolio-Series 4                                       March 12, 2004
  ING GET U.S. Core Portfolio-Series 5                                        June 11, 2004
  ING GET U.S. Core Portfolio-Series 6                                     September 10, 2004
  ING GET U.S. Core Portfolio-Series 7                                     December 10, 2004
  ING GET U.S. Core Portfolio-Series 8                                        March 9, 2005
  ING GET U.S. Core Portfolio-Series 9                                         June 8, 2005
  ING GET U.S. Opportunity Portfolio-Series 1                                      TBD
  ING GET U.S. Opportunity Portfolio-Series 2                                      TBD
  ING VP Worldwide Growth Portfolio                                         November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                               July 7, 2003
  ING VP Growth Portfolio                                                      July 7, 2003
  ING VP Index Plus LargeCap Portfolio                                         July 7, 2003
  ING VP Index Plus MidCap Portfolio                                           July 7, 2003
  ING VP Index Plus SmallCap Portfolio                                         July 7, 2003
  ING VP International Equity Portfolio                                     November 3, 2003
  ING VP Small Company Portfolio                                               July 7, 2003
  ING VP Value Opportunity Portfolio                                           July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                              October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                     October 6, 2003
   ING VP Financial Services Portfolio                                         May 1,2004
   ING VP High Yield Bond Portfolio                                          October 6, 2003
   ING VP International Value Portfolio                                     November 3, 2003
   ING VP LargeCap Growth Portfolio                                          October 6, 2003
   ING VP MagnaCap Portfolio                                                 October 6, 2003
   ING VP MidCap Opportunities Portfolio                                     October 6, 2003
   ING VP Real Estate Portfolio                                                May 1, 2004
   ING VP SmallCap Opportunities Portfolio                                   October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                                July 7, 2003

ING VP BOND PORTFOLIO                                                          July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                          November 4, 2003

ING VP MONEY MARKET PORTFOLIO                                                  July 7, 2003

ING VP NATURAL RESOURCES TRUST                                               October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                            October 6, 2003
   The Bond Portfolio                                                        October 6, 2003
   The Money Market Portfolio                                                October 6, 2003
   The Stock Portfolio                                                       October 6, 2003